SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 30, 2008
General Finance Corporation
(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-32845	32-0163571
(Commission File Number)	(I.R.S. Employer Identification No.)

39 East Union Street
Pasadena, California	91103
(Address of Principal Executive Offices)	(Zip Code)
(626) 584-9722
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTES
Certain References

     References in this Report to “we,” “us,” “our” or the “company” refer to General Finance Corporation, a Delaware corporation (“GFN”), and its direct and indirect subsidiaries, including GFN U.S. Australasia Holdings, Inc., a Delaware corporation (“GFN U.S.”), its subsidiary GFN Australasia Holdings Pty Limited, an Australian corporation (“GFN Holdings”), its subsidiary GFN Australasia Finance Pty Limited, an Australian corporation (“GFN Finance”), and its subsidiary RWA Holdings Pty Limited, an Australian corporation (“RWA”). RWA and its subsidiaries are collectively referred to in this Report as “Royal Wolf.”

		Page
Item 1.01	Entry Into a Material Definitive Agreement	1

Item 2.01	Completion of Acquisition or Disposition of Assets	1

Item 8.01	Other Events	1

EXHIBIT 10.1

EXHIBIT 99.1

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 30, 2008 (and May 1, 2008 in New Zealand) Royalwolf NZ Acquisition Co. Ltd (“RWNZ”), a New Zealand corporation and wholly owned subsidiary of Royal Wolf Trading Australia Pty Ltd (“Royal Wolf Australia”), acquired all of the shares of RWNZ Acquisition Co Limited pursuant to a  Share Purchase Agreement (the “Share Purchase Agreement”) from BCP NZ LLC and Michael Gurcke (collectively, the “Selling Shareholders”) for approximately USD $18.6 million. Royal Wolf Australia is an indirect 86.2%-owned subsidiary of General Finance Corporation (“GFN”). GFN and its subsidiaries are sometimes collectively referred to in this Report as “we,” “us” or the “Company.”

Pursuant to the Share Purchase Agreement, Royal Wolf acquired more than 5,800 storage containers, of which approximately 5,000 storage containers are in the leasing fleet at approximate 86% utilization rates, that are primarily delivered through five branches or customer service centers. The Share Purchase Agreement contains a three-year non-competition covenant under which the Selling Shareholders agree not to sell or lease storage containers to retail customers in an area that includes New Zealand.

Royal Wolf funded the purchase with capital contributions and borrowings under its credit facility with Australia and New Zealand Banking Group.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On April 30, 2008 (and May 1, 2008 in New Zealand) we completed the acquisition of RWNZ Acquisition Co. Limited in New Zealand. See Item 1.01, which is incorporated herein by this reference.

ITEM 8.01 OTHER EVENTS

On May 1, 2008 we issued a press release announcing the acquisition RWNZ Acquisition Co. Limited. A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference herein.

Exhibits:

10.1	Share Purchase Agreement dated May 1, 2008 among BCP NZ, LLC, Michael Gurcke and Royalwolf NZ Acquisition Co Limited.

99.1	Press Release dated May 1, 2008

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL FINANCE CORPORATION

Dated: May 1, 2008	By:	/s/ CHRISTOPHER A. WILSON
Christopher A. Wilson
Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit
Number	Exhibit Description
10.1	Share Purchase Agreement dated May 1, 2008 among BCP NZ, LLC, Michael Gurcke and Royalwolf NZ Acquisition Co Limited.

99.1	Press Release dated May 1, 2008